AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB VPS Small/Mid Cap Value Portfolio

(the “Portfolio”)

Supplement dated October 17, 2019 to the Portfolio’s Prospectuses and Summary Prospectuses dated May 1, 2019 (the “Prospectuses”).

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Effective January 1, 2020, the following replaces the chart under the heading “Portfolio Managers” in the Prospectuses for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
James W. MacGregor	Since 2005	Senior Vice President of the Adviser
Erik A. Turenchalk	Since January 2020	Senior Vice President of the Adviser

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Effective January 1, 2020, the following replaces certain information under the heading “Management of the Portfolios —Portfolio Managers” in the Prospectuses.

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
James W. MacGregor; since 2005; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2014.
Erik A. Turenchalk; since January 2020; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2014.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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